EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Guilbert Cuison, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Business Outsourcing Services, Inc.'s Quarterly Report on Form 10-Q/A for the fiscal quarter ended February 28, 2010 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Business Outsourcing Services, Inc.


Date: November 10, 2010                By: /s/ Guilbert Cuison
                                           -------------------------------------
                                              Guilbert Cuison
                                       Title: President, Secretary, Director


A signed original of this written statement required by Section 906 has been provided to Business Outsourcing Services, Inc. and will be retained by Business Outsourcing Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.